INVESTOR RELATIONS CONSULTING AGREEMENT

     This Investor Relations Consulting Agreement ("Agreement") is entered this ___ day of December, 1997 by and between Griffin Industries, Inc., ("Client"), a Maryland corporation with its principal place of business at 1111 Third Avenue, Suite 2500, Seattle, Washington 98101 and Savings and Retirement Services, LLC, ("Consultant") a Texas Limited Liability Company, with its principal place of business at 15603 Kuykendahl Drive, Suite 350A, Houston, Texas 77090, "Client" and "Consultant" hereinafter referred to together as "parties", agree as follows:

     1. The term of this Agreement shall be twelve months commencing on December 20, 1997 and expiring on December 20, 1998 (the "Term"). The term may be extended for such periods of time and upon such terms and conditions as may be mutually agreed upon, in writing, by the parties, and may be canceled in writing by either party at the conclusion of the second month of the term.

     2. In consideration of the fee and the covenants herein contained, Consultant shall provide services (the "Services") to the Client which shall consist of the following:

     (a) The dissemination of information which Client will provide to Consultant regarding Client's business and affairs, in the United States of America in jurisdictions where the Client's securities are recognized as well as dissemination through print and electronic media outlets, as well as to
Consultant's existing base of clients and business associations; (b) Communication on an ongoing basis with members of Consultant's existing base of clients and business associations concerning Client's business, business developments, and other material public information which is provided by Client to Consultant; (c) Consultant shall make itself available to field and answer questions raised by members of Consultant's existing base of clients where such questions are of a general nature and concern the Client's business and business developments.

     Consultant shall perform the aforesaid Services to each of Consultant's existing base of clients that have invested in the securities of Client during the Term.

     3. It is mutually agreed between the parties that Consultant's services will not include any services that constitute the rendering of legal opinions or performance of services in the ordinary purview of a registered broker or dealer.

     4. Without limiting the generality of the foregoing, Client agrees that Consultant's services hereunder are not intended to include the printing and mailing of any documentary material on behalf of Client. Any expenses incur by Consultant in such respect, with express authority and approval by Client, shall be separately reimbursed to Consultant by Client;

     5. Consultant shall receive as full compensation for the Services, warrants to purchase a maximum of 150,000 common shares of Client, as evidenced and subject to the terms of the attached Warrant Agreement which has been separately entered into by the parties. ("Warrant Agreement");

     6. Consultant shall only engage in promotion of Client regarding its business and affairs. Client reserves the right to contract other firms to provide similar services and expressly acknowledges that, subject to the following proviso, Consultant shall be entitled to provide similar services as provided hereunder to other companies;

     7. Consultant represents and warrants that the Services will be performed in a competent and efficient manner and that they will at all times be performed in compliance with all applicable laws and legal requirements;

     8. Consultant shall use its bona fide efforts to promote the interests of Client and shall, during the term of the Agreement, devote as much time, attention and ability to the promotion of the business of Client as is necessary to provide effective promotion of Client and its affairs;

     9. Consultant is not an agent nor has an agency relationship been created between the Consultant and Client as a result of this Agreement. Consultant will have no authority, express or implied, to commit or otherwise obligate Client in any manner whatsoever except to the extent specifically provided herein or to the extent expressly authorized by Client;

     10. Notwithstanding anything herein to the contrary, it is acknowledged and agreed that the relationship between Client-Consultant is not and will not become that of employer-employee, joint ventures nor partnership and, furthermore, that the relationship that exists between Client-Consultant is solely that of independent contractors;

     11. Consultant shall not, either during the Term of the Agreement or at any time thereafter, directly or indirectly, divulge, publish or disclose any information regarding the affairs or business of Client or its affiliates other than that which is expressly authorized and provided by Client without the prior consent of Client, and Consultant shall not use for Consultant's own purposes, or any purposes other than those of Client, any information Consultant may acquire with respect to its affairs, business, or projects. Upon the termination of this Agreement for any reason, Consultant shall promptly deliver all documents and other promotional aids, correspondence and, contracts and all such documents and other property shall be delivered in accordance with the direction of Client;

     12. Client hereby represents that the information as to its capital structure and business affairs as set forth in its offering circular and other SEC filings are accurate and complete;

     13. Any notice required or permitted to be given by this Agreement shall be in writing and may be given by personal delivery or postage prepaid, registered or certified mail. Such notices shall be addressed to the receiving party at its respective addresses set forth above or at such other addresses as either party may, by notice, designate. Notices personally given shall be deemed to be given as of the date of delivery and mailed notices shall be deemed to be given as of the date of actual receipt;

     14. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, as the case may be;

     15. Each provision and paragraph of this Agreement is declared to constitute a separate and distinct covenant and to be severable from all other such separate and distinct covenants under this Agreement. If any covenant or provision herein contained is determined to be void or unenforceable, in whole or in part, such determination shall not affect or impair the validity or enforceability of any other covenant or provision contained in this Agreement and the remaining provisions of this Agreement shall be valid and enforceable to the fullest extent provided by law;

     16. This Agreement may not be assigned;

     17. Notwithstanding the attached Warrant Agreement, this Agreement replaces, supersedes, and cancels all prior Agreements, representations, and understandings between Client and Consultant in respect of the subject matter of this Agreement;

     18. The provisions of this Agreement and the relationship between the parties shall be construed in accordance with and governed by the laws of the State of Washington. The parties hereby attorn to the jurisdiction of the courts of the State of Washington;

     19. No amendment or waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party;

     20. The parties will execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day, month and year first above written.

CLIENT                                        CONSULTANT
Griffin Industries, Inc.                      Savings & Retirement Services, LLC




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Name:    Landon Barretto                      Name:

Title:   President, CEO                       Title: